UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Yubo International Biotech Limited
(Exact name of Registrant as Specified in Its Charter)

New York	0-21320	11-3074326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 105, Building 5, 31 Xishiku Avenue Xicheng District, Beijing, China	100032
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +86 (010) 6615-5141

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 9, 2022, Focus Draw Group Limited and DragonCloud Technology Limited (collectively, the “Selling Stockholders”) completed the sales of an aggregate amount of 4,728,000 shares and 5,768,100 shares, respectively, of Class A Common Stock, par value $0.001 per share (“Common Stock”), of Yubo International Biotech Limited, a New York corporation (the “Company”), as selling stockholders in a registered offering of the Company (the “Offering”). The shares of Common Stock were sold by the Selling Stockholders at $0.50 per share to certain non-affiliates of the Company, pursuant to the Stock Purchase Agreements, dated as of September 23, 2022, each entered into by and among the applicable Selling Stockholder, the Company, and the applicable non-affiliate purchaser. The Company did not receive any of the proceeds from the sales of Common Stock sold by the Selling Stockholders in the Offering.

The Offering was registered pursuant to a registration statement on Form S-1 (File No. 333-255805), including all amendments thereto, the exhibits and any schedules thereto, the documents, otherwise deemed to be part thereof or included therein (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on July 29, 2022.

Item 8.01 Other Events.

The information in Item 7.01 above is incorporated herein by reference in this Item 8.01.

The information contained in Item 7.01 above and this Item 8.01 and the exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Stock Purchase Agreement, dated September 23, 2022, by and among Focus Draw Group Limited, Yubo International Biotech Limited and World Precision Medicine Technology Limited
99.2*	Stock Purchase Agreement, dated September 23, 2022, by and among Focus Draw Group Limited, Yubo International Biotech Limited and Xu Xiuqun
99.3*	Stock Purchase Agreement, dated September 23, 2022, by and among DragonCloud Technology Limited, Yubo International Biotech Limited and Xu Xiuqun
99.4*	Stock Purchase Agreement, dated September 23, 2022, by and among DragonCloud Technology Limited, Yubo International Biotech Limited and Sun Weitao
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain portions of this exhibit have been redacted to remove personally identifiable information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yubo International Biotech Limited

Dated: November 10, 2022	By:	/s/ Lina Liu
Name: Lina Liu
Title: Chief Financial Officer

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